Exhibit 10.4

EXECUTION VERSION
INCREASE JOINDER
TO THE AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT
This INCREASE JOINDER, dated as of April 16, 2024 (the “Increase Joinder”) amends the Amended and Restated Revolving Credit and Guaranty Agreement, dated as of February 15, 2024 (as amended, restated, amended and restated, supplemented, modified or extended from time to time in accordance with its terms, the “Credit Agreement”), among United Airlines, Inc., as borrower (the “Borrower”), United Airlines Holdings, Inc., as parent and a guarantor, the subsidiaries of the parent party thereto other than the Borrower, as guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as Collateral Trustee. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
WHEREAS, subject to the terms of Section 2.27 of the Credit Agreement, the Credit Agreement contemplates that the Borrower may request an increase to the Revolving Commitments available thereunder by causing an Increase Joinder to be executed and delivered to the Administrative Agent;
WHEREAS, the Borrower wishes to increase the Revolving Commitments available pursuant to the Credit Agreement by an amount equal to the Revolving Commitment set forth on Schedule I and hereto (the “Revolving Commitment Increase”); and
WHEREAS, the Increasing Lender identified on Schedule I to this Increase Joinder (the “Increasing Lender”) wishes to increase its existing Revolving Commitment and Issuing Lender Commitment pursuant to the Credit Agreement by an amount equal to the Issuing Lender Commitment set forth on the Schedule I hereto (the “Issuing Lender Commitment Increase”, collectively with the Revolving Commitment Increase, the “New Commitments”).
NOW THEREFORE, the Increasing Lender, the Borrower and the Administrative Agent hereby agree as follows:
SECTION 1.Increased Commitments; Increase Effective Date. Subject to the terms and conditions hereof and of the Credit Agreement, the Increasing Lender agrees to provide New Commitments in the amount set forth in Schedule I of this Increase Joinder (the “Commitment Increase”) pursuant to Section 2.27 of the Credit Agreement. The Commitment Increase Effective Date for the New Commitments contemplated by this Increase Joinder is April 16, 2024 (the “Increase Effective Date”).
SECTION 2.Amendments to Credit Agreement and Loan Documents. Effective as of the Increase Effective Date, (1) the Revolving Commitment Increase shall be a “Commitment” and a “Revolving Commitment” under the Loan Documents, (2) the Issuing Lender Commitment Increase shall be an “Issuing Lender Commitment” under the Loan Documents, (3) Section A of Annex A of the Credit Agreement shall be amended to reflect the Increasing Lender’s Revolving Commitment and the total Revolving Commitments as set forth in Schedule I and (4) Section B of Annex A of the Credit Agreement shall be amended to reflect the Increasing Lender’s Issuing Lender Commitment and the total Issuing Lender Commitments as set forth in Schedule I.
SECTION 3.Representations and Warranties of the Borrower. The Borrower hereby certifies by its signature to this Increase Joinder that: (A) each of the conditions set forth in Section 2.27(b) of the Credit Agreement applicable to the Commitment Increase, including but not limited to the satisfaction of the conditions required under Section 4.02 of the Credit Agreement, have been satisfied on or prior to the Increase Effective Date; provided that, for purposes of satisfaction of the conditions in Section 4.02 of the Credit Agreement, references therein to the making of a Loan or Borrowing or issuance of a Letter of Credit shall be deemed instead to be references to the effectiveness of the Commitment Increase and the notice of Commitment Increase delivered pursuant to Section 2.27(a) shall be deemed to satisfy the notice requirement under Section 4.02(a)), and (B) the Borrower has delivered to the Administrative Agent the notice in respect of the Commitment Increase required pursuant to Section 2.27(a).
SECTION 4.[Reserved.]
SECTION 5.Limited Amendments; Confirmation. Other than as expressly set forth in Section 2 herein, the agreements contained herein shall not constitute, and are not intended to be, an amendment to the Credit Agreement, and all provisions of the Credit Agreement are and shall remain in full force and effect in accordance with the terms thereof. The Increasing Lender agrees that from and after the Increase Effective Date, its New Commitments set forth in Schedule I hereto shall be included in its Commitment and Issuing Lender Commitment, as applicable, and be governed for all purposes by the Credit Agreement and the other Loan Documents.
SECTION 6.Governing Law. This Increase Joinder shall be governed by, and construed in accordance with, the law of the State of New York. Each party hereto consents to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INCREASE JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
SECTION 7.Loan Document. This Increase Joinder shall be a Loan Document.
SECTION 8.Execution in Counterparts; Integration; Effectiveness. This Increase Joinder may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. This Increase Joinder constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the conditions of Section 2.27(b) of the Credit Agreement, this Increase Joinder shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed signature page of this Increase Joinder by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in Increase Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 9.Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Increase Joinder.
SECTION 10.Additional Provisions. Sections 10.03, 10.04, 10.06, 10.09, 10.11 and 10.16 of the Credit Agreement are incorporated herein by reference as if the same were repeated herein in full, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Increase Joinder to be duly executed and delivered by its duly authorized officer as of the date first above written.
UNITED AIRLINES, INC.
By:     /s/ Pamela S. Hendry
Name: Pamela S. Hendry
Title: Vice President and Treasurer

Signature Page
Increase Joinder

    BNP PARIBAS SA,
    as Increasing Lender

By: /s/ Robert Papas
Name: Robert Papas
Title: Managing Director
By: /s/ Timothy McNally
Name: Timothy McNally
Title: Director

Signature Page
Increase Joinder

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:     /s/ James Shender
Name: James Shender
Title: Executive Director

Signature Page
Increase Joinder

Schedule I
A.Increasing Lender’s New Commitments

Increasing Lender	Increasing Lender’s Revolving Commitment Increase	Increasing Lender’s Total Revolving Commitment as of the Increase Effective Date	Increasing Lender’s Issuing Lender Commitment Increase	Increasing Lender’s Total Issuing Lender Commitment as of the Increase Effective Date
BNP PARIBAS SA	$100,000,000	$200,000,000	$11,550,000	$30,050,000

B.Total Commitments and Issuing Lender Commitments as of the Increase Effective Date

Total Revolving Commitments as of the Increase Effective Date	Total Issuing Lender Commitments as of the Increase Effective Date
$2,965,000,000	$500,000,000